Summary Prospectus
January 31, 2026

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | LEIFX	C | LEICX	F | LFEIX
	R | FDERX	Institutional | LEISX

Federated Hermes Strategic Dividend Growth Fund, Inc.
(formerly, Federated Hermes Equity Income Fund, Inc.)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/us/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedHermes.com/us, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated January 31, 2026, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide above average income and capital appreciation by investing primarily in income-producing equity securities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Strategic Dividend Growth Fund, Inc. (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide above average income and capital appreciation.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A), Class C Shares (C), Class F Shares (F), Class R Shares (R) and Institutional Shares (IS) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or at least $1,000,000 in certain classes (e.g., A class and F class, respectively) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 11 and in “Appendix B” to this Prospectus.
Shareholder Fees (fees paid directly from your investment)
	A	C	F	R	IS
Maximum Sales Charge (Load)	5.50%	1.00%	2.00%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	1.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C	F	R	IS
Management Fee	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	0.00%[1]	0.75%	0.25%	0.50%	None
Other Expenses	0.53%	0.55%	0.53%	0.47%	0.30%
Total Annual Fund Operating Expenses	1.13%	1.90%	1.38%	1.57%	0.90%
Fee Waivers and/or Expense Reimbursements	(0.01)%[2]	0.00%	0.00%	(0.21)%[2]	(0.01)%[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.12%	1.90%	1.38%	1.36%	0.89%
1

 The Fund has adopted a Distribution (12b-1) Plan for its A class pursuant to which the A class of the
Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Directors
(the “Directors”).
2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s A, R and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.12%, 1.36% and 0.89% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2027; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the approval of the Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$659	$889	$1,138	$1,849
Expenses assuming no redemption	$659	$889	$1,138	$1,849
C:
Expenses assuming redemption	$293	$597	$1,026	$2,022
Expenses assuming no redemption	$193	$597	$1,026	$2,022
F:
Expenses assuming redemption	$339	$633	$848	$1,741
Expenses assuming no redemption	$239	$533	$848	$1,741
R:
Expenses assuming redemption	$160	$496	$855	$1,867
Expenses assuming no redemption	$160	$496	$855	$1,867
IS:
Expenses assuming redemption	$92	$287	$498	$1,108
Expenses assuming no redemption	$92	$287	$498	$1,108

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its investment objective by investing primarily in income-producing and income-growing equity securities which the Adviser believes will appreciate in capital and generate an attractive total return. The Fund’s holdings ordinarily will be in mid-capitalization (or “mid-cap”) to large-capitalization (or “large-cap”) domestic companies (which are generally defined as of the date of this Prospectus as stocks of companies with market capitalizations above $2 billion and $7 billion, respectively), although the Fund may invest across all market capitalizations. The Fund’s investment adviser, Federated Equity Management Company of Pennsylvania (“Adviser”), primarily selects dividend paying stocks that also have the prospect of raising their dividends over time, appreciating in capital, and generating an attractive total return.
The Fund may also invest, to a lesser extent, in securities of foreign issuers (including American Depositary Receipts (ADRs)), real estate investment trusts and securities of other investment companies, and may enter into foreign exchange contracts, such as spot currency trades, in order to manage currency risk.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in income-producing equity investments. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy. For purposes of the Fund’s 80% investment policy, “income-producing equity investments” are investments in dividend paying stocks that the Adviser believes also have the prospect of raising their dividends over time.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market.

Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.
■ Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
■ Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund’s portfolio, performance and Share price.
■ Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. Large-cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative affect on the Fund’s portfolio, performance and Share price.
■ Risk Related to Investing for Dividend Income. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Because a dividend is always a positive contributor to total return, dividend-paying stocks are typically less volatile than non-dividend-paying stocks. Accordingly, the Fund’s performance may lag behind the general market when dividend-paying stocks are out of favor.
■ Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
■ Risk of Foreign Investing. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
■ Risk of Investing in Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies, whether in the United States or in foreign local markets, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■ Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and stock market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.
■ European Union and Eurozone Related Risk. A number of countries in the European Union (EU), including certain countries within the EU that have adopted the euro (Eurozone), have experienced, and may continue to experience, severe economic and financial difficulties. Additional countries within the EU may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and securities of issuers located in the EU or with significant exposure to EU issuers or countries.
■ Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions including geopolitical and other events (e.g., wars, sanctions and terrorism), legislative changes, industry or economic trends and developments, natural disasters or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and cause the Fund to experience volatility, illiquidity, loss of value, shareholder redemptions, and/or other potentially adverse effects.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information with a broad-based securities market index. The Fund’s performance is also compared to a secondary index to show how the Fund’s performance compares with the returns of an index with similar investments. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 15.82% (quarter ended December 31, 2020). Its lowest quarterly return was (25.16)% (quarter ended March 31, 2020).
Average Annual Total Return Table
In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class, and after-tax returns for C, F, R and IS classes will differ from those shown for the A class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

(For the Period Ended December 31, 2025)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	8.19%	8.17%	7.93%
Return After Taxes on Distributions	2.45%	4.90%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares	8.02%	5.75%	5.73%
C:
Return Before Taxes	12.68%	8.57%	7.88%
F:
Return Before Taxes	12.12%	8.91%	8.16%
R:
Return Before Taxes	14.23%	9.19%	8.34%
IS:
Return Before Taxes	14.75%	9.66%	8.80%
S&P 500 Index[1]	17.88%	14.43%	14.82%
Russell 3000® Index[2] (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.28%
Russell 1000® Value Index[3] (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
Morningstar Large Value Funds Category Average[4]	14.88%	11.68%	10.44%
1
 The Fund has designated the S&P 500 Index as the new broad-based securities market index in accordance with the SEC’s revised requirements for such an index. The S&P 500 Index is a broad-
based benchmark that is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2
 The Russell 3000® Index is a broad-based securities market index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98%
of the investable U.S. equity market.
3
 The Russell 1000® Value Index measures the performance of the large-cap value segment of the
U.S. equity universe.
4
 Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Equity Management Company of Pennsylvania.
Michael R. Tucker, Senior Portfolio Manager, has been the Fund’s portfolio manager since October 2025.
Richard Wallach, CFA, Portfolio Manager, has been the Fund’s portfolio manager since July 2025.
Darren Catanzaro, CFA, Portfolio Manager, has been the Fund’s portfolio manager since October 2025.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A, C & F Classes
The minimum investment amount for the Fund’s A, C and F classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
R Class
The minimum initial and subsequent investment amounts for Individual Retirement Account rollovers into the Fund’s R class are generally $250 and $100, respectively. There is no minimum initial or subsequent amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Federated Hermes Strategic Dividend Growth Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-4743
CUSIP 313915100
CUSIP 313915308
CUSIP 313915407
CUSIP 313915605
CUSIP 313915506
Q450351 (1/26)
© 2026 Federated Hermes, Inc.